THE NEW PARAHO CORPORATION
                     A Colorado Corporation

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       __________________



                        December 1, 1995



     The annual meeting of shareholders of The New Paraho Corporation (the "Company") will be held at The Broker Inn, 555 30th Street, Boulder, Colorado, on Friday, December 1, 1995 at 11:00 a.m. The following items will be brought before the shareholders:

     1. To elect a Board of Directors consisting of 10 members to hold office until the next annual meeting of share-holders or until their successors shall be elected and shall qualify.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of common stock of record at the close of business on October 24, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof. Shareholders are cordially invited to attend the meeting. All shareholders, whether or not they expect to attend the meeting in person, are requested to complete, date, and sign and return the enclosed Proxy in the enclosed envelope. Should you attend the meeting, you may vote in person even though you have given a Proxy.



                                        By order of the
                                        Board of Directors



                                        Joseph L. Fox
                                        President

                   THE NEW PARAHO CORPORATION

                         PROXY STATEMENT

                 Annual Meeting of Shareholders
                   To Be Held December 1, 1995

In General

          This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The New
Paraho Corporation (hereinafter the "Company"), Suite 104, 5387 Manhattan Circle, Boulder, Colorado 80303, to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at The Broker Inn, 555 30th Street, Boulder, Colorado 80303, on Friday, December 1, 1995 at 1:00 p.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This statement was sent to shareholders on or about October 31, 1995.

          The shares covered by the enclosed Proxy, if such is properly executed and received by the Board of Directors prior to the Meeting, will be voted in favor of the proposals considered at the Meeting, unless such Proxy specifies otherwise, or the authority to vote on the election of directors has been withheld.
A Proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the Company, or by executing a Proxy bearing a later date. Shareholders may vote their shares in person if they attend the Meeting even if they have executed and returned a Proxy.

          The matters to be brought before the Meeting are the election of directors to serve for the ensuing year, and any other business as may properly come before the Meeting or any adjournment thereof.

Persons Making this Solicitation

          This proxy is solicited on behalf of the Board of Directors of the Company. This solicitation will be made predominately by mail. The expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Meeting to beneficial owners. Further solicitation of proxies may be made, if necessary, by telephone or oral communication with some shareholders of the Company following the original solicitation. All such further solicitation will be made by regular employees of the Company, who will not be additionally compensated therefore, or by the Company's transfer agent, in which case the cost will be borne by the Company.




Voting Securities

          Shareholders of record at the close of business on October 24, 1995 will be entitled to vote at the Meeting. As of that date, there were 50,772,982 shares of the Company's $.01 par value common stock (the "Common Stock") issued and outstanding, each share being entitled to one vote. The Company has no other class of voting securities. The Company's Bylaws provide that one-third of the outstanding shares of the Common Stock entitled to vote, represented in person or by Proxy, shall constitute a quorum at any shareholders' meeting, and that a majority thereof shall constitute the act of the shareholders. Cumulative voting is not allowed in the election of directors or for any other purpose.

          At the Meeting, the shareholders will elect 10 members to the Board of Directors. In the absence of instructions to the contrary, the proxy holders will vote the shares represented by each of the nominees listed below to be able to serve as a director. If any nominee should become unavailable, however, it is intended that the proxy will vote for a substitute designated by management.

Amount and Nature of Beneficial Ownership

          The following table shows the ownership at September 22, 1995 of the Company's $0.01 par value common stock by each director of the Company, each person known by the Company to own beneficially more than five percent of the outstanding shares of common stock, and by all directors and officers of the Company as a group:


                                       Amount and Nature
                                       of Beneficial Ownership      Percent
                                       of Common Stock              of Class
     Beneficial Owner

     Energy Resources Technology             40,784,320                80%
       Land, Inc. ("ERTL")   (1)
     5387 Manhattan Circle, #104
     Boulder, CO   80303

     Larry A. Lukens                           1,004,192(4)           1.7%

     Adam Reeves                                 46,186                 *

     William J. Murray, Jr.                      63,280                 *

     Theo Ertl                                     ---(1)(2)          ---(1)(2)

     Joseph L. Fox                               74,000(1)(3)         ---(1)(3)

     Jann Ertl                                     ---                ---

     Jill Ertl                                     ---                ---

     Twig Ertl                                   20,000                 *

     Buff Ertl Palm                              12,100                 *

     Peter Richard                                3,000                 *

     All Directors and Officers
     as a group (10 persons)                  1,222,758               2.41%

______________________________________________________________________________



     *    Indicates ownership of less than 1% of the class.

(1) Theo Ertl and Joseph L. Fox are trustees of the Theo Ertl Revocable Trust, which holds 83% of the voting stock of ERTL. Joseph L. Fox owns the remaining voting stock of ERTL. Because of their positions and ownership, Theo Ertl and Joseph L. Fox have the power to affect the manner in which ERTL votes or disposes of the shares of the Company owned by ERTL.

(2)  Theo Ertl is the trustee of the Buff Ertl White Trust, the
Jill Ertl Esbensen Trust, the Jann Ertl Trust, and the Twig Ertl
Trust, each of which own 74,000 shares of the Company's common stock.

(3) Joseph Fox is the majority shareholder of JLF Investments, Inc., which owns 74,000 shares of the Company's stock.

(4) On January 1, 1991, the Company granted Larry Lukens an option to purchase up to 1,150,000 shares of common stock for $.05 per share. Of the 1,150,000 shares included in the grant, 150,000 shares became exercisable on July 1, 1991. The remaining 1,000,000 shares are exercisable in increments of 250,000 shares to 500,000 shares upon the occurrence of specified events. The option expires ten years from the date of grant.




Election of Directors
(Proposal 1)

     The entire Board of Directors is to be elected with each director to hold office until the next annual meeting or until his successor is elected and qualified. The persons named as proxies in the enclosed proxy have been designated by management and intend to vote for the election of the Board of Directors the persons named below, except where authority is withheld by the shareholder. An affirmative vote of a majority of the shares voted at the meeting is required to elect each director.

     Each of the nominees has consented to be named herein and to serve if elected. However, if any nominee at the time of election is unable or unwilling to serve as a director or is otherwise unavailable for election, the shares represented by proxies will be voted for the election of such person as the Board of Directors may designate or, in absence of such designation, for a nominee selected by the proxy agent named in the enclosed form of proxy.

     The following table contains information concerning the nominees to the Board of Directors of the Company as well as information concerning all executive officers of the Company.

                                                   DIRECTORS
                               POSITION WITH       OR OFFICER     BUSINESS
       NAME          AGE     WITH COMPANY (1)       SINCE       EXPERIENCE(2)

Theo Ertl             78   Chairman of the Board    1986       President, ERTL;
                           of Director and                     Executive Vice
                           member Executive                    President, Lake
                           Committee                           Eldora Corp.

William J. Murray,    80   Director                 1974 (3)   Petroleum
  Jr.                                                          Engineer, Energy
                                                               Consultant

Adam A. Reeves        78   Director and member      1971 (3)   Vice President
                           of Audit Committee                  Treasurer of
                                                               Paraho Devel.
                                                               Corp. 1971-81

Joseph L. Fox         57   President, Director,     1986 (3)   Executive Vice
                           and member Executive                President, ERTL;
                           Committee                           President, Lake
                                                               Eldora Corp.

Larry A. Lukens       56   Executive Vice           1982 (3)   President, Colo.
                           President, Chief                    Community
                           Operating Officer,                  Resources 1981-
                           Director                            82: Vice Pres.,
                                                               Synthetic Fuels
                                                               Corporation,
                                                               1980-81; Acting
                                                               Deputy Assistant
                                                               Sec. Dept of
                                                               Energy, U.S.
                                                               Navy, 1974-79

Jann Ertl             51   Vice President,          1986       Vice President,
                           Director                            ERTL; Vice
                                                               Pres., Lake
                                                               Eldora Corp.

Peter L. Richard      48   Director and member      1980-88,   Managing
                           Audit Committee          1990 (3)   Director, Quasar
                                                               Corporation

Jill Ertl             53   Vice President,          1986       Vice President,
                           Director                            ERTL; Vice
                                                               Pres., Lake
                                                               Eldora Corp.




                                                  DIRECTORS
                              POSITION WITH       OR OFFICER         BUSINESS
      NAME            AGE     WITH COMPANY (1)      SINCE        EXPERIENCE(2)

Twig Ertl             48    Treasurer, Director      1986      Treasurer, ERTL;
                                                              Treasurer, Lake
                                                               Eldora Corp.

Buff Ertl Palm        55    Secretary, Director      1986      Secretary, ERTL;
                            and member Audit                   Secretary Lake
                            Committee                          Eldora Corp.

_______________________________________________________________________________



     (1) Each director named above is elected to serve until the next annual meeting of the Company's shareholders, and each officer is elected to serve at the pleasure of the Company's Board of Directors or until his successor has been duly elected and qualified or until his earlier death or resignation. Mr. Lukens serves as Executive Vice President and Chief Operating Officer under an employment agreement with the Company. All officers have served in the indicated positions since July 23, 1986.

     (2)  Business experience shown is for the last five years
          unless otherwise indicated.   Peter Richard holds
          directorships in Guest Supply Inc. and Oxygen Enrichment Co., Ltd., both of which are publicly held companies.

     (3) Dates given indicate beginning dates for such persons as directors of Paraho Development Corporation, to which the Company is successor by merger.




     The Company has an Executive Committee and an Audit Committee. The Executive Committee has authority to act for the Board of Directors in virtually all matters except those involving a disposition of all or substantially all of the Company's assets. The Audit Committee has power to appoint an outside auditor and to review internal financial controls. The Audit and Executive Committees each have held one meeting since the last annual meeting.

     The Board of Directors has held three meetings since the beginning of its last fiscal year. All members of the Board of Directors attended at least 75% of regularly scheduled and special meetings of the Board of Directors and the committees on which they serve.

     Buff Ertl Palm, Jann Ertl, Jill Ertl, and Twig Ertl are all children of Theo Ertl, the co-Trustee of the Tell Ertl Family
Trust, of which each of the children is a beneficiary.

Remuneration and Other Transactions with Management and Others
Executive and Director Compensation

     The following table indicates the compensation paid to directors and officers in the last fiscal year:

                                                                Salaries,
                                           Salaries, Fees,      Fees, Bonuses
                                           Directors' Fees,     for Services
Name of Individuals    Capacities in       Commissions,         Preformed in
or Number of           Which Served        Bonuses for          Prior Fiscal
Persons in Group                           Services Performed   Years
                                           in Last Fiscal Year
_______________________________________________________________________________

Larry A. Lukens      Executive Vice          $  126,000           (1)
                     President, Chief
                     Operating Officer
                     and Director

All Directors        Not Applicable          $  126,000           (1)
and Executive
Officers as a
Group (10 Persons)

_______________________________________________________________________________



     (1) Other compensation received is less than 10% of the indicated amount.



     Mr. Lukens employment agreement as amended on January 1, 1991, provides for automatically renewing one year terms at calendar year end, unless specific notice to the contrary is given by either party. Compensation includes a monthly base salary of $8,000 and a discretionary monthly bonus of up to $2,500.

                                             Number of
                                            Securities            Value of
                                            Underlying          Unexercised
                                            Unexercised         In-the-Money
                                            Options/SARs        Options/SARs
                                            at FY-End (#)       at FY-End ($)
                   Shares        Value
                Acquired on     Realized    Exercisable/        Exercisable/
Name            Exercise (#)      ($)       Unexercisable       Unexercisable
_______________________________________________________________________________

Larry A. Lukens       --           --         150,000/            $ 6,600/
                                            1,000,000            $ 40,000
_______________________________________________________________________________



     The Company paid no other compensation pursuant to any type employee benefit or compensation plans in the last fiscal year.



Directors' Compensation

     Directors of the Company receive no remuneration from the Company. The Company does reimburse directors for expenses incurred in attending board meetings.

     The Company had employed Quasar Corporation, of which Peter Richard is managing director, to attempt to raise funds for a commercial facility. A total of $35,322 was paid to Quasar Corporation as a retainer and to cover expenses over the course of the nine month agreement. No funding was obtained through these efforts.

Certain Relationships and Related Transactions

     Theo Ertl, Joseph L. Fox, Jann Ertl, Jill Ertl, Twig Ertl and Buff Ertl Palm are all either directors, officers or five-percent or greater shareholders, or a combination of the above, of ERTL.

     ERTL, which owns 80% of the Company, has agreed to grant a license to the Company covering certain rights to intellectual property applicable to the use of shale oil in the production of asphalt (the "WRI Technology") for the purposes of the Company's Asphalt Feasibility Program. While ERTL will not be compensated for this license, it is anticipated that, if the Asphalt Feasibility Program is successful, the Company would negotiate with ERTL for the continued right to use the WRI Technology.

     Theo Ertl, Jann Ertl, Jill Ertl, Twig Ertl and Buff Ertl Palm are all beneficiaries of the Tell Ertl Family Trust (the "Trust"). Joseph L. Fox and Theo Ertl are trustees of the Trust. The Trust has extended a $5,500,000 line of credit to the Company. As of June 30, 1995, the Company had drawn substantially all of the funds available under this line of credit, and owed an additional $1,294,959 in interest. The terms of the promissory note provide that the Trust reserves the right to approve the activities and budgets of the Company during the term of the promissory note. The Company is had used the line of credit to fund the Asphalt Feasibility Program.

     Certain Colorado oil shale land (the "Mahogany Land"), which the Company mined for purposes of the Asphalt Feasibility Program, is owned 37 1/2% by the Trust, 37 1/2% by certain trusts of which Jann Ertl, Jill Ertl, Twig Ertl, Buff Ertl Palm and others are beneficiaries (the "Children's Trusts"). The other 25% is owned by unrelated parties. The trustees of the Trust, the trustee of the Children's Trusts and the remaining owners have agreed to grant the Company the right, at no cost, to extract sufficient oil shale from the Mahogany Land to conduct the Asphalt Feasibility Program. If the Asphalt Feasibility Program is successful, the Company would negotiate with the trustees of the Trust, the trustee of the Children's Trusts and the remaining owners for additional mining rights.




Deadline for Receipt of Shareholder Proposals for Annual
Meeting Scheduled to be held in December, 1996

     Any proposal by a shareholder to be presented at the Company's Annual Meeting of Shareholders scheduled to be held in December, 1996 must be received at the offices of the Company, Suite 104, 5387 Manhattan Circle, Boulder, Colorado 80303, no later than July 31, 1996.

     If any other matters do properly come before the meeting, the proxy holders intend to vote the proxies held by them in accordance with their best judgement on such matters.


Financial Statements

     The Annual Report on Form 10-K for the fiscal year ended June 30, 1995, including financial statements, accompanies these proxy materials.

PROXY                                                         PROXY

                   THE NEW PARAHO CORPORATION
                 Annual Meeting of Shareholders
                        December 1, 1995


The undersigned hereby appoints Joseph L. Fox and Anne Morgan Smith, or either of them, proxies with full power of substitution to vote for the undersigned all shares of the Common Stock of The New Paraho Corporation (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Friday, December 1, 1995, at The Broker Inn, 555 30th Street, Boulder, Colorado at 11:00 a.m., Denver, Colorado time and at any adjournment thereof:

(1)  Election of
          Theo Ertl       William J. Murray, Jr.   Adam A. Reeves
          Joseph L. Fox   Larry A. Lukens          Jann Ertl
          Jill Ertl       Twig Ertl                Buff Ertl Palm
          Peter Richard

to hold office until the next Annual Meeting of Shareholders or until their successors shall be elected and shall qualify. If any nominee becomes unavailable, the Board of Directors may designate a substitute nominee and such shares will be voted for such nominee.

           ___ FOR                     ___ REFRAIN FROM VOTING ON

INSTRUCTION:  TO VOTE AGAINST ANY OF THE NOMINEES, DRAW A LINE
THROUGH THE APPLICABLE NAME OR NAMES ABOVE.


(2) In their discretion, the proxies are authorized to vote on such other business that lawfully may come before the meeting.


This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1).

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement.

                              Date:________________________________

                              _____________________________________
                                    Signature of Shareholder

                              _____________________________________
                                    Signature if Held Jointly

                              IMPORTANT:  Please date this Proxy
                              and sign exactly as your name or
                              names appear on your stock
                              certificate.  If shares are held
                              jointly, signatures should include
                              both names.  Executors,
                              administrators, trustees, guardians
                              and others signing in a
                              representative capacity, please give
                              full title.  If a corporation,
                              please sign in full corporate name
                              by officer.  If a partnership,
                              please sign partnership name by
                              authorized person.

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY.
Please put a check in the box if you intend to attend the Annual
Meeting.   ____